                                                                      EXHIBIT 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 20, 2002 included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (No. 33-72445).






Cleveland, Ohio,
      March 30, 2002.